Exhibit 10.3

EXECUTION VERSION

SECOND AMENDMENT dated as of July 20, 2012 (this “Amendment”), to the Amended and Restated Credit Agreement dated as of January 27, 2012 (as amended through the date hereof, the “Credit Agreement”), among J. C. PENNEY COMPANY, INC., J. C. PENNEY CORPORATION, INC. and J. C. PENNEY PURCHASING CORPORATION; the financial institutions named therein as lenders; JPMORGAN CHASE BANK, N.A., as Administrative Agent; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as LC Agent.

Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement, as amended hereby.

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to extend and have extended credit to the Borrowers, in each case on the terms and subject to the conditions set forth therein.

WHEREAS, Holdings, the Borrowers and the Account Parties have requested that the Lenders agree to amend certain provisions of the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1.  Amendments.  The definition of “Material Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

            “Material Subsidiary”  means, at any date of determination, any Subsidiary of Holdings then having Net Tangible Assets representing more than 3% (or, in the case of JCP Realty, Inc., 5%) of the total Net Tangible Assets of Holdings and its Subsidiaries.

SECTION 2.  Representations and Warranties.  Holdings, the Borrowers and the Account Parties hereby represent and warrant to the Administrative Agent and to each of the Lenders:

(a)  This Amendment has been duly authorized by Holdings, each Borrower and each Account Party, has been duly executed and delivered by each such party and constitutes a legal, valid and binding obligation of each such party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

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(b)  After giving effect to this Amendment, each of the representations and warranties of the Loan Parties set forth in the Loan Documents is true and correct (or, in the case of any representation or warranty not qualified as to materiality, true and correct in all material respects) on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct (or, in the case of any representation or warranty not qualified as to materiality, true and correct in all material respects) as of such earlier date.

(c)  Immediately after the effectiveness of this Amendment, no Default shall have occurred and be continuing.

SECTION 3.  Conditions to Effectiveness.    This Amendment shall become effective, as of the date first above written, on the date (the “Amendment Effective Date”) on which each of the following conditions is satisfied:

(a)  The Administrative Agent (or its counsel) shall have received from each of Holdings, each Borrower, each Account Party and Lenders constituting at least the Required Lenders either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b)  The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a President, a Vice President or a Financial Officer of the Parent Borrower, confirming compliance with the representations and warranties set forth in Section 2 above.

(c)  The Administrative Agent shall have received all fees (including the Amendment Fee referred to below) and other amounts due and payable on or prior to the Amendment Effective Date, including fees, charges and disbursements of counsel and payment of all out‑of‑pocket expenses required to be reimbursed or paid by any Loan Party hereunder or under the Credit Agreement.

                        The Administrative Agent shall notify the Parent Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 4.  Covenant.     The Parent Borrower has advised the Lenders that JCP Realty, Inc. proposes to enter into a unit redemption agreement with Simon Property Group, L.P. (the “Redemption Agreement”) providing for the redemption for cash of certain limited partnership interests in Simon Property Group, L.P. currently held by JCP Realty, Inc.  The Parent Borrower agrees that, promptly following the receipt thereof by JCP Realty, Inc., all proceeds of such redemption shall be transferred to the Parent Borrower as an intercompany loan that will qualify as Permitted Long-Term Indebtedness.

SECTION 5.  Amendment Fee.  The Parent Borrower agrees to pay to the Administrative Agent, for the account of each Lender that executes and delivers a copy of

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this Amendment to the Administrative Agent (or its counsel) prior to 12:00 noon, New York City time, on July 20, 2012, an amendment fee (the “Amendment Fee”) in an amount equal to 0.125% of the aggregate principal amount of the Commitment of such Lender as of the Amendment Effective Date; provided that the Parent Borrower shall have no liability for any such Amendment Fee if this Amendment does not become effective in accordance with Section 3 above.  Such Amendment Fee shall be payable in immediately available funds on, and subject to the occurrence of, the Amendment Effective Date, shall not be subject to setoff or counterclaim, and shall be in addition to any other fees or amounts referred to herein.

SECTION 6.  Credit Agreement.  Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof.  After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended or modified hereby.  This Amendment shall be a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 7.  Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.    Notwithstanding anything to the contrary contained herein, the provisions of Sections 9.09 and 9.10 of the Credit Agreement are incorporated by reference herein, mutatis mutandis.

SECTION 8.  Counterparts.  This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.  Delivery of an executed signature page to this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9.  Expenses.    The Parent Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the fees, charges and disbursements of Cravath, Swaine & Moore, LLP, counsel for the Administrative Agent.

SECTION 10.  Headings.  The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

J. C. PENNEY COMPANY, INC.,
by: /s/ Kenneth Hannah

Name:Kenneth Hannah
Title: EVP, Chief Financial Officer

J. C. PENNEY CORPORATION, INC.,
by:/s/ Michael D. Porter

Name:Michael D. Porter
Title: Vice President, Treasurer

J. C. PENNEY PURCHASING CORPORATION,
by: /s/ Michael D. Porter

Name:Michael D. Porter
Title: Vice President, Treasurer of

                                                                                             J. C. Penney Corporation, Inc.

JPMORGAN CHASE BANK, n.a., as Lender and as Administrative Agent,
by: /s/ Barry K. Bergman

Name:Barry K. Bergman
Title: Managing Director

[Signature Page to Second Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Lender: Barclays Bank PLC

By /s/ Ronnie Glenn

Name: Ronnie Glenn
Title: Vice President

[Signature Page to Second Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Lender: Wells Fargo Bank, N.A.

By /s/ Y Sonia Anadraj

Name: Y Sonia Anadraj
Title: AVP

For any Lender requiring a second signature block:

by

Name:
Title:

[Signature Page to Second Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Lender: Bank of America, N.A.

By /s/ Christine Hutchinson

Name: Christine Hutchinson
Title: Director

For any Lender requiring a second signature block:

by

Name:
Title:

[Signature Page to Second Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Lender: HSBC BANK USA, N. A.

By /s/ Brian Gingue

Name: Brian Gingue
Title: Vice President

[Signature Page to Second Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Lender: U. S. Bank National Association

By /s/ Christopher Fudge

Name: Christopher Fudge
Title: Vice President

[Signature Page to Second Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Lender: Compass Bank

By /s/ Ramon Garcia

Name: Ramon Garcia
Title: Vice President

[Signature Page to Second Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Lender: Goldman Sachs Bank USA

By /s/ Lauren Day

Name: Lauren Day
Title: Authorized Signatory

For any Lender requiring a second signature block:

By N/A

Name:
Title:

[Signature Page to Second Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Lender: CITI BANK N.A.

By /s/ Jennifer Bagley

Name: Jennifer Bagley
Title: Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

[Signature Page to Second Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Lender: The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By /s/ Christine Howatt

Name: Christine Howatt
Title: Authorized Signatory

For any Lender requiring a second signature block:

by

Name:
Title:

[Signature Page to Second Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Lender: THE BANK OF NEW YORK MELLON

By /s/ Thomas J. Tarasovich, Jr.

Name: Thomas J. Tarasovich, Jr.
Title: Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

[Signature Page to Second Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Lender: UMB Bank, N.A.

By /s/ Thomas Terry

Name: Thomas Terry
Title: E.V.P.

For any Lender requiring a second signature block:

by

Name:
Title:

[Signature Page to Second Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Lender: Standard Chartered Bank

By /s/ James P. Hughes

Name: James P. Hughes
Title: Director

For any Lender requiring a second signature block:

By /s/ Wong Moy Hiang

Name: Wong Moy Hiang
Title: Standard Chartered Bank

[Signature Page to Second Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Lender: State Street Bank and Trust Company

By /s/ Kimberly R. Costa

Name: Kimberly R. Costa
Title: Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

[Signature Page to Second Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Lender: THE ROYAL BANK OF SCOTLAND PLC

By /s/ Tracy Rahn

Name: Tracy Rahn
Title: Director

[Signature Page to Second Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Lender: Union Bank, N.A.

By /s/ Michael Gardner

Name: Michael Gardner
Title: Vice President

[Signature Page to Second Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Lender: PNC Bank, National Association

By /s/ Jonathan Parker

Name: Jonathan Parker
Title: AVP

For any Lender requiring a second signature block:

by

Name:
Title:

[Signature Page to Second Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Lender: REGIONS BANK

By /s/ Connie Ruan

Name: Connie Ruan
Title: ATTORNEY-IN-FACT

For any Lender requiring a second signature block:

by

Name:
Title:

[Signature Page to Second Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Lender: The Northern Trust Company

By /s/ Brittany Mandane

Name: Brittany Mandane
Title: Officer

For any Lender requiring a second signature block:

by

Name:
Title:

[Signature Page to Second Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Lender: KeyBank National Association

By /s/ Andrew Blickensderfer

Name: Andrew Blickensderfer
Title: AVP

For any Lender requiring a second signature block:

by

Name:
Title:

[Signature Page to Second Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Lender: Capital One, N.A.

By /s/ Mary Jo Hoch

Name: Mary Jo Hoch
Title: SVP

For any Lender requiring a second signature block:

by

Name:
Title:

[Signature Page to Second Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Lender: Banco Popular de Puerto Rico

By /s/ Hector J. Gonzalez

Name: Hector J. Gonzalez
Title: Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

[Signature Page to Second Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Lender: City National Bank

By /s/ David Knoblauch

Name: David Knoblauch
Title: Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

[Signature Page to Second Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Lender: Flagstar Bank, FSB

By /s/ Willard D. Dickerson, Jr.

Name: Willard D. Dickerson, Jr.
Title: Senior Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

[Signature Page to Second Amendment to J. C. Penney Company, Inc. Credit Agreement]